Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

Third Quarter 2013

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	September 30%					September 30%
	2013		2012		Change	2013		2012		Change
Summary Income Statement
Interest income	$1,676		$1,758		(4.7)%	$5,053		$5,305		(4.8)%
Interest expense	222		238		(6.7)	688		812		(15.3)
Net interest income - taxable equivalent	1,454		1,520		(4.3)	4,365		4,493		(2.8)
Less: Taxable-equivalent adjustment	37		37		―	111		112		(0.9)
Net interest income	1,417		1,483		(4.5)	4,254		4,381		(2.9)
Provision for credit losses	92		244		(62.3)	532		805		(33.9)
Net interest income after provision for credit losses	1,325		1,239		6.9	3,722		3,576		4.1
Noninterest income	905		963		(6.0)	2,952		2,800		5.4
Noninterest expense	1,471		1,529		(3.8)	4,381		4,340		0.9
Income before income taxes	759		673		12.8	2,293		2,036		12.6
Provision for income taxes	450		177		154.2	1,152		557		106.8
Net income	309		496		(37.7)	1,141		1,479		(22.9)
Noncontrolling interests	4		2		100.0	36		36		―
Preferred stock dividends	37		25		48.0	80		33		142.4
Net income available to common shareholders	268		469		(42.9)	1,025		1,410		(27.3)
Per Common Share Data
Earnings:
Basic	$0.38		$0.67		(43.3)%	$1.46		$2.02		(27.7)%
Diluted	0.37		0.66		(43.9)	1.44		1.99		(27.6)
Cash dividends declared	0.23		0.20		15.0	0.69		0.60		15.0
Book value	27.59		26.88		2.6	27.59		26.88		2.6
Tangible book value (1)	17.06		16.25		5.0	17.06		16.25		5.0

End of period shares outstanding (in thousands)	704,925		699,541		0.8	704,925		699,541		0.8
Weighted average shares (in thousands):
Basic	704,134		699,091		0.7	702,219		698,454		0.5
Diluted	716,101		709,875		0.9	713,282		708,439		0.7
Performance Ratios
Return on average assets	0.68%		1.10%			0.84%		1.12%
Return on average risk-weighted assets	0.89		1.48			1.11		1.51
Return on average common shareholders' equity	5.44		9.94			7.10		10.30
Return on average tangible common shareholders' equity (2)	9.33		17.01			12.46		17.25
Net interest margin - taxable equivalent	3.68		3.94			3.71		3.94
Fee income ratio (3)	41.6		42.4			43.0		42.0
Efficiency ratio (3)	60.1		55.2			58.0		54.0
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.72%		1.10%			0.72%		1.10%
Loans and leases plus foreclosed property	1.10		1.70			1.10		1.70
Net charge-offs as a percentage of average
loans and leases	0.48		1.05			0.74		1.18
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.59		1.80			1.59		1.80
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.78	X	1.33	X		1.78	X	1.33	X
Average Balances
Total assets	$180,363		$179,306		0.6%	$181,182		$176,725		2.5%
Total securities (4)	36,547		35,260		3.7	36,688		36,317		1.0
Loans and leases	118,265		115,609		2.3	117,704		112,602		4.5
Deposits	127,948		128,695		(0.6)	129,447		126,225		2.6
Common shareholders' equity	19,491		18,757		3.9	19,309		18,279		5.6
Shareholders' equity	22,139		20,125		10.0	21,751		18,902		15.1
Period-End Balances
Total assets	$181,050		$182,021		(0.5)%	$181,050		$182,021		(0.5)%
Total securities (4)	36,394		37,238		(2.3)	36,394		37,238		(2.3)
Loans and leases	118,582		117,607		0.8	118,582		117,607		0.8
Deposits	127,484		130,018		(1.9)	127,484		130,018		(1.9)
Common shareholders' equity	19,446		18,800		3.4	19,446		18,800		3.4
Shareholders' equity	22,094		20,532		7.6	22,094		20,532		7.6
Capital Ratios (5)
Risk-based:
Tier 1	11.3%		10.0%			11.3%		10.0%
Total	13.9		13.0			13.9		13.0
Leverage	9.0		7.9			9.0		7.9
Tangible common equity to tangible assets (1)	6.9		6.5			6.9		6.5
Tier 1 common equity to risk-weighted assets (1)	9.4		8.8			9.4		8.8
Applicable ratios are annualized.
(1)					Tangible book value per common share, tangible common equity to tangible assets and Tier 1 common equity ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(4)					Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)					Regulatory capital information is preliminary.
NM - Not meaningful.

1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2013		2013		2013		2012		2012
Summary Income Statement
Interest income	$1,676		$1,680		$1,697		$1,763		$1,758
Interest expense	222		228		238		250		238
Net interest income - taxable equivalent	1,454		1,452		1,459		1,513		1,520
Less: Taxable-equivalent adjustment	37		37		37		37		37
Net interest income	1,417		1,415		1,422		1,476		1,483
Provision for credit losses	92		168		272		252		244
Net interest income after provision for credit losses	1,325		1,247		1,150		1,224		1,239
Noninterest income	905		1,046		1,001		1,020		963
Noninterest expense	1,471		1,496		1,414		1,488		1,529
Income before income taxes	759		797		737		756		673
Provision for income taxes	450		221		481		207		177
Net income	309		576		256		549		496
Noncontrolling interests	4		16		16		13		2
Preferred stock dividends	37		13		30		30		25
Net income available to common shareholders	268		547		210		506		469
Per Common Share Data
Earnings:
Basic	$0.38		$0.78		$0.30		$0.72		$0.67
Diluted	0.37		0.77		0.29		0.71		0.66
Cash dividends declared	0.23		0.23		0.23		0.20		0.20
Book value	27.59		27.51		27.15		27.21		26.88
Tangible book value (1)	17.06		16.92		16.50		16.53		16.25

End of period shares outstanding (in thousands)	704,925		702,995		701,440		699,728		699,541
Weighted average shares (in thousands):
Basic	704,134		702,082		700,275		699,586		699,091
Diluted	716,101		712,861		711,020		710,190		709,875
Performance Ratios
Return on average assets	0.68%		1.27%		0.57%		1.20%		1.10%
Return on average risk-weighted assets	0.89		1.68		0.76		1.61		1.48
Return on average common shareholders' equity	5.44		11.39		4.44		10.51		9.94
Return on average tangible common shareholders' equity (2)	9.33		19.12		7.87		17.80		17.01
Net interest margin - taxable equivalent	3.68		3.70		3.76		3.84		3.94
Fee income ratio (3)	41.6		44.6		42.9		44.1		42.4
Efficiency ratio (3)	60.1		57.6		56.4		55.3		55.2
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.72%		0.80%		0.91%		0.97%		1.10%
Loans and leases plus foreclosed property	1.10		1.23		1.39		1.51		1.70
Net charge-offs as a percentage of average
loans and leases	0.48		0.74		1.00		1.02		1.05
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.59		1.64		1.73		1.76		1.80
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.78	X	1.66	X	1.54	X	1.46	X	1.33	X
Average Balances
Total assets	$180,363		$181,834		$181,358		$182,204		$179,306
Total securities (4)	36,547		36,719		36,801		36,383		35,260
Loans and leases	118,265		117,852		116,981		117,103		115,609
Deposits	127,948		129,983		130,437		131,762		128,695
Common shareholders' equity	19,491		19,293		19,138		19,160		18,757
Total shareholders' equity	22,139		21,789		21,315		21,188		20,125
Period-End Balances
Total assets	$181,050		$182,735		$180,837		$183,872		$182,021
Total securities (4)	36,394		38,228		37,289		38,731		37,238
Loans and leases	118,582		118,282		117,628		118,364		117,607
Deposits	127,484		131,079		131,352		133,075		130,018
Common shareholders' equity	19,446		19,337		19,048		19,042		18,800
Shareholders' equity	22,094		21,996		21,229		21,223		20,532
Capital Ratios (5)
Risk-based:
Tier 1	11.3%		11.1%		10.6%		10.5%		10.0%
Total	13.9		13.9		13.5		13.4		13.0
Leverage	9.0		8.8		8.3		8.2		7.9
Tangible common equity to tangible assets (1)	6.9		6.8		6.7		6.6		6.5
Tier 1 common equity to risk-weighted assets (1)	9.4		9.3		9.1		9.0		8.8
Applicable ratios are annualized.
(1)	Tangible book value per common share, tangible common equity to tangible assets and Tier 1 common equity ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Regulatory capital information is preliminary.

2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
	2013	2012	$	%	2013	2012	$	%
Interest Income
Interest and fees on loans and leases	$1,411	$1,492	$(81)	(5.4)%	$4,262	$4,486	$(224)	(5.0)%
Interest and dividends on securities	221	221	―	―	651	685	(34)	(5.0)
Interest on other earning assets	7	7	―	―	28	20	8	40.0
Total interest income	1,639	1,720	(81)	(4.7)	4,941	5,191	(250)	(4.8)
Interest Expense
Interest on deposits	72	105	(33)	(31.4)	236	333	(97)	(29.1)
Interest on short-term borrowings	1	2	(1)	(50.0)	5	5	―	―
Interest on long-term debt	149	130	19	14.6	446	472	(26)	(5.5)
Total interest expense	222	237	(15)	(6.3)	687	810	(123)	(15.2)
Net interest income	1,417	1,483	(66)	(4.5)	4,254	4,381	(127)	(2.9)
Provision for credit losses	92	244	(152)	(62.3)	532	805	(273)	(33.9)
Net interest income after provision for credit losses	1,325	1,239	86	6.9	3,722	3,576	146	4.1
Noninterest income
Insurance income	355	333	22	6.6	1,146	997	149	14.9
Mortgage banking income	117	211	(94)	(44.5)	465	609	(144)	(23.6)
Service charges on deposits	152	142	10	7.0	433	417	16	3.8
Investment banking and brokerage fees and commissions	89	90	(1)	(1.1)	282	267	15	5.6
Bankcard fees and merchant discounts	67	62	5	8.1	191	175	16	9.1
Checkcard fees	51	48	3	6.3	149	136	13	9.6
Trust and investment advisory revenues	51	46	5	10.9	148	137	11	8.0
Income from bank-owned life insurance	27	30	(3)	(10.0)	81	87	(6)	(6.9)
FDIC loss share income, net	(74)	(90)	16	(17.8)	(218)	(221)	3	(1.4)
Securities gains (losses), net	―	(1)	1	(100.0)	46	(12)	58	NM
Other income	70	92	(22)	(23.9)	229	208	21	10.1
Total noninterest income	905	963	(58)	(6.0)	2,952	2,800	152	5.4
Noninterest Expense
Personnel expense	805	797	8	1.0	2,466	2,302	164	7.1
Occupancy and equipment expense	177	166	11	6.6	518	478	40	8.4
Loan-related expense	70	85	(15)	(17.6)	191	210	(19)	(9.0)
Foreclosed property expense	14	54	(40)	(74.1)	44	218	(174)	(79.8)
Regulatory charges	40	40	―	―	110	124	(14)	(11.3)
Professional services	60	36	24	66.7	143	110	33	30.0
Software expense	39	36	3	8.3	115	100	15	15.0
Amortization of intangibles	26	31	(5)	(16.1)	80	82	(2)	(2.4)
Merger-related and restructuring charges, net	4	43	(39)	(90.7)	36	57	(21)	(36.8)
Other expense	236	241	(5)	(2.1)	678	659	19	2.9
Total noninterest expense	1,471	1,529	(58)	(3.8)	4,381	4,340	41	0.9
Earnings
Income before income taxes	759	673	86	12.8	2,293	2,036	257	12.6
Provision for income taxes	450	177	273	154.2	1,152	557	595	106.8
Net Income	309	496	(187)	(37.7)	1,141	1,479	(338)	(22.9)
Noncontrolling interests	4	2	2	100.0	36	36	-	―
Preferred stock dividends	37	25	12	48.0	80	33	47	142.4
Net income available to common shareholders	$268	$469	$(201)	(42.9)%	$1,025	$1,410	$(385)	(27.3)%

Earnings Per Common Share
Basic	$0.38	$0.67	$(0.29)	(43.3)%	$1.46	$2.02	$(0.56)	(27.7)%
Diluted	0.37	0.66	(0.29)	(43.9)	1.44	1.99	(0.55)	(27.6)

Weighted Average Shares Outstanding
Basic	704,134	699,091	5,043	0.7	702,219	698,454	3,765	0.5
Diluted	716,101	709,875	6,226	0.9	713,282	708,439	4,843	0.7
NM - not meaningful.
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012
Interest Income
Interest and fees on loans and leases	$1,411	$1,418	$1,433	$1,494	$1,492
Interest and dividends on securities	221	215	215	222	221
Interest on other earning assets	7	10	11	10	7
Total interest income	1,639	1,643	1,659	1,726	1,720
Interest Expense
Interest on deposits	72	78	86	96	105
Interest on short-term borrowings	1	3	1	2	2
Interest on long-term debt	149	147	150	152	130
Total interest expense	222	228	237	250	237
Net interest income	1,417	1,415	1,422	1,476	1,483
Provision for credit losses	92	168	272	252	244
Net interest income after provision for credit losses	1,325	1,247	1,150	1,224	1,239
Noninterest income
Insurance income	355	426	365	362	333
Mortgage banking income	117	168	180	231	211
Service charges on deposits	152	143	138	149	142
Investment banking and brokerage fees and commissions	89	99	94	98	90
Bankcard fees and merchant discounts	67	65	59	61	62
Checkcard fees	51	51	47	49	48
Trust and investment advisory revenues	51	49	48	47	46
Income from bank-owned life insurance	27	26	28	29	30
FDIC loss share income, net	(74)	(85)	(59)	(97)	(90)
Securities gains (losses), net	―	23	23	―	(1)
Other income	70	81	78	91	92
Total noninterest income	905	1,046	1,001	1,020	963
Noninterest Expense
Personnel expense	805	844	817	823	797
Occupancy and equipment expense	177	170	171	172	166
Loan-related expense	70	63	58	73	85
Foreclosed property expense	14	12	18	48	54
Regulatory charges	40	35	35	35	40
Professional services	60	47	36	46	36
Software expense	39	38	38	38	36
Amortization of intangibles	26	27	27	28	31
Merger-related and restructuring charges, net	4	27	5	11	43
Other expense	236	233	209	214	241
Total noninterest expense	1,471	1,496	1,414	1,488	1,529
Earnings
Income before income taxes	759	797	737	756	673
Provision for income taxes	450	221	481	207	177
Net Income	309	576	256	549	496
Noncontrolling interests	4	16	16	13	2
Preferred stock dividends	37	13	30	30	25
Net income available to common shareholders	$268	$547	$210	$506	$469

Earnings Per Common Share
Basic	$0.38	$0.78	$0.30	$0.72	$0.67
Diluted	0.37	0.77	0.29	0.71	0.66

Weighted Average Shares Outstanding
Basic	704,134	702,082	700,275	699,586	699,091
Diluted	716,101	712,861	711,020	710,190	709,875

4

BB&T Corporation
Lines of Business Financial Performance (1)
Quarter Ended September 30, 2013 and 2012
(Dollars in millions)
			Residential			Dealer
Community Banking			Mortgage Banking			Financial Services			Specialized Lending
Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent
2013	2012	Change	2013	2012	Change	2013	2012	Change	2013	2012	Change

Net interest income (expense)	$537	$525	2.3%	$291	$286	1.7%	$210	$214	(1.9)%	$181	$181	―	%
Net intersegment interest income
(expense)	262	315	(16.8)	(184)	(193)	(4.7)	(40)	(48)	(16.7)	(34)	(33)	3.0
Segment net interest income	799	840	(4.9)	107	93	15.1	170	166	2.4	147	148	(0.7)
Allocated provision for loan
and lease losses	45	92	(51.1)	(28)	23	NM	47	43	9.3	1	62	(98.4)
Noninterest income	311	281	10.7	96	190	(49.5)	1	1	―	60	58	3.4
Intersegment net referral fees
(expense)	37	49	(24.5)	(1)	―	NM	―	―	―	―	―	―
Noninterest expense	411	427	(3.7)	89	111	(19.8)	28	24	16.7	72	67	7.5
Amortization of intangibles	9	8	12.5	―	―	―	―	1	(100.0)	1	1	―
Allocated corporate expenses	257	256	0.4	17	14	21.4	7	8	(12.5)	17	20	(15.0)
Income (loss) before income taxes	425	387	9.8	124	135	(8.1)	89	91	(2.2)	116	56	107.1
Provision (benefit) for income
taxes	157	142	10.6	47	51	(7.8)	34	35	(2.9)	33	9	NM
Segment net income (loss)	$268	$245	9.4	$77	$84	(8.3)	$55	$56	(1.8)	$83	$47	76.6

Identifiable segment assets
(period end)	$62,904	$61,294	2.6	$28,766	$28,615	0.5	$11,503	$10,316	11.5	$18,143	$18,650	(2.7)

							Other, Treasury			Total BB&T
	Insurance Services			Financial Services			& Corporate (2)			Corporation
	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent
	2013	2012	Change	2013	2012	Change	2013	2012	Change	2013	2012	Change

Net interest income (expense)	$ ―	$1	(100.0)%	$38	$33	15.2%	$160	$243	(34.2)%	$1,417	$1,483	(4.5)%
Net intersegment interest income
(expense)	2	1	100.0	73	86	(15.1)	(79)	(128)	(38.3)	―	―	―
Segment net interest income	2	2	―	111	119	(6.7)	81	115	(29.6)	1,417	1,483	(4.5)
Allocated provision for loan
and lease losses	―	―	―	(2)	13	(115.4)	29	11	163.6	92	244	(62.3)
Noninterest income	357	334	6.9	179	184	(2.7)	(99)	(85)	16.5	905	963	(6.0)
Intersegment net referral fees
(expense)	―	―	―	8	7	14.3	(44)	(56)	(21.4)	―	―	―
Noninterest expense	286	272	5.1	150	153	(2.0)	409	444	(7.9)	1,445	1,498	(3.5)
Amortization of intangibles	15	18	(16.7)	1	―	NM	―	3	(100.0)	26	31	(16.1)
Allocated corporate expenses	23	20	15.0	25	26	(3.8)	(346)	(344)	0.6	―	―	―
Income (loss) before income taxes	35	26	34.6	124	118	5.1	(154)	(140)	10.0	759	673	12.8
Provision (benefit) for income
taxes	13	10	30.0	47	45	4.4	119	(115)	NM	450	177	154.2
Segment net income (loss)	$22	$16	37.5	$77	$73	5.5	$(273)	$(25)	NM	$309	$496	(37.7)

Identifiable segment assets
(period end)	$2,876	$3,090	(6.9)	$11,487	$9,088	26.4	$45,371	$50,968	(11.0)	$181,050	$182,021	(0.5)
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.

5

BB&T Corporation
Lines of Business Financial Performance (1)
Year-To-Date September 30, 2013 and 2012
(Dollars in millions)
			Residential			Dealer
Community Banking			Mortgage Banking			Financial Services			Specialized Lending
Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent
2013	2012	Change	2013	2012	Change	2013	2012	Change	2013	2012	Change

Net interest income (expense)	$1,593	$1,547	3.0%		$884	$850	4.0%	$625	$634	(1.4)%	$533	$522	2.1%
Net intersegment interest income
(expense)	829	981	(15.5)		(560)	(574)	(2.4)	(120)	(152)	(21.1)	(96)	(108)	(11.1)
Segment net interest income	2,422	2,528	(4.2)		324	276	17.4	505	482	4.8	437	414	5.6
Allocated provision for loan
and lease losses	237	535	(55.7)		18	39	(53.8)	156	97	60.8	79	111	(28.8)
Noninterest income	889	828	7.4		408	547	(25.4)	4	5	(20.0)	170	163	4.3
Intersegment net referral fees
(expense)	131	134	(2.2)		(1)	(1)	―	―	―	―	―	―	―
Noninterest expense	1,288	1,359	(5.2)		247	288	(14.2)	82	74	10.8	200	190	5.3
Amortization of intangibles	28	27	3.7		―	―	―	―	1	(100.0)	4	4	―
Allocated corporate expenses	773	768	0.7		50	41	22.0	22	27	(18.5)	49	58	(15.5)
Income (loss) before income taxes	1,116	801	39.3		416	454	(8.4)	249	288	(13.5)	275	214	28.5
Provision (benefit) for income
taxes	410	291	40.9		158	172	(8.1)	95	110	(13.6)	71	43	65.1
Segment net income (loss)	$706	$510	38.4		$258	$282	(8.5)	$154	$178	(13.5)	$204	$171	19.3

Identifiable segment assets
(period end)	$62,904	$61,294	2.6		$28,766	$28,615	0.5	$11,503	$10,316	11.5	$18,143	$18,650	(2.7)

								Other, Treasury			Total BB&T
	Insurance Services				Financial Services			& Corporate (2)			Corporation
	Sept. 30	Sept. 30	Percent		Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent
	2013	2012	Change		2013	2012	Change	2013	2012	Change	2013	2012	Change

Net interest income (expense)	$2	$2	―	%	$112	$96	16.7%	$505	$730	(30.8)%	$4,254	$4,381	(2.9)%
Net intersegment interest income
(expense)	5	3	66.7		227	250	(9.2)	(285)	(400)	(28.8)	―	―	―
Segment net interest income	7	5	40.0		339	346	(2.0)	220	330	(33.3)	4,254	4,381	(2.9)
Allocated provision for loan
and lease losses	―	―	―		21	21	―	21	2	NM	532	805	(33.9)
Noninterest income	1,150	997	15.3		538	532	1.1	(207)	(272)	(23.9)	2,952	2,800	5.4
Intersegment net referral fees
(expense)	―	―	―		27	19	42.1	(157)	(152)	3.3	―	―	―
Noninterest expense	866	744	16.4		457	479	(4.6)	1,161	1,124	3.3	4,301	4,258	1.0
Amortization of intangibles	46	45	2.2		2	2	―	―	3	(100.0)	80	82	(2.4)
Allocated corporate expenses	68	59	15.3		75	71	5.6	(1,037)	(1,024)	1.3	―	―	―
Income (loss) before income taxes	177	154	14.9		349	324	7.7	(289)	(199)	45.2	2,293	2,036	12.6
Provision (benefit) for income
taxes	59	49	20.4		131	122	7.4	228	(230)	(199.1)	1,152	557	106.8
Segment net income (loss)	$118	$105	12.4		$218	$202	7.9	$(517)	$31	NM	$1,141	$1,479	(22.9)

Identifiable segment assets
(period end)	$2,876	$3,090	(6.9)		$11,487	$9,088	26.4	$45,371	$50,968	(11.0)	$181,050	$182,021	(0.5)
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.

6

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Community Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012

Net interest income (expense)	$537	$532	$524	$537	$525
Net intersegment interest income (expense)	262	277	290	310	315
Segment net interest income	799	809	814	847	840

Allocated provision for loan and lease losses	45	110	82	130	92
Noninterest income	311	300	278	295	281
Intersegment net referral fees (expense)	37	45	49	54	49
Noninterest expense	411	448	429	464	427
Amortization of intangibles	9	9	10	10	8
Allocated corporate expenses	257	258	258	257	256

Income (loss) before income taxes	425	329	362	335	387
Provision (benefit) for income taxes	157	120	133	123	142
Segment net income (loss)	$268	$209	$229	$212	$245

Identifiable segment assets (period end)	$62,904	$62,998	$62,397	$62,821	$61,294

	Quarter Ended
Residential Mortgage Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012

Net interest income (expense)	$291	$294	$299	$299	$286
Net intersegment interest income (expense)	(184)	(185)	(191)	(198)	(193)
Segment net interest income	107	109	108	101	93

Allocated provision for loan and lease losses	(28)	29	17	56	23
Noninterest income	96	151	161	206	190
Intersegment net referral fees (expense)	(1)	―	―	―	―
Noninterest expense	89	88	70	100	111
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	17	17	16	13	14

Income (loss) before income taxes	124	126	166	138	135
Provision (benefit) for income taxes	47	48	63	53	51
Segment net income (loss)	$77	$78	$103	$85	$84

Identifiable segment assets (period end)	$28,766	$28,345	$28,673	$29,391	$28,615

	Quarter Ended
Dealer Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012

Net interest income (expense)	$210	$210	$205	$210	$214
Net intersegment interest income (expense)	(40)	(38)	(42)	(44)	(48)
Segment net interest income	170	172	163	166	166

Allocated provision for loan and lease losses	47	42	67	67	43
Noninterest income	1	1	2	2	1
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	28	28	26	27	24
Amortization of intangibles	―	―	―	―	1
Allocated corporate expenses	7	8	7	9	8

Income (loss) before income taxes	89	95	65	65	91
Provision (benefit) for income taxes	34	36	25	25	35
Segment net income (loss)	$55	$59	$40	$40	$56

Identifiable segment assets (period end)	$11,503	$11,188	$10,566	$10,264	$10,316

	Quarter Ended
Specialized Lending	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012

Net interest income (expense)	$181	$178	$174	$179	$181
Net intersegment interest income (expense)	(34)	(31)	(31)	(31)	(33)
Segment net interest income	147	147	143	148	148

Allocated provision for loan and lease losses	1	27	51	24	62
Noninterest income	60	56	54	65	58
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	72	65	63	69	67
Amortization of intangibles	1	2	1	1	1
Allocated corporate expenses	17	16	16	21	20

Income (loss) before income taxes	116	93	66	98	56
Provision (benefit) for income taxes	33	25	13	26	9
Segment net income (loss)	$83	$68	$53	$72	$47

Identifiable segment assets (period end)	$18,143	$18,892	$18,311	$18,907	$18,650
(1)	Lines of business results are preliminary.

7

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Insurance Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012

Net interest income (expense)	$ ―	$1	$1	$1	$1
Net intersegment interest income (expense)	2	2	1	1	1
Segment net interest income	2	3	2	2	2

Allocated provision for loan and lease losses	―	―	―	―	―
Noninterest income	357	427	366	368	334
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	286	292	288	272	272
Amortization of intangibles	15	16	15	16	18
Allocated corporate expenses	23	22	23	23	20

Income (loss) before income taxes	35	100	42	59	26
Provision (benefit) for income taxes	13	34	12	21	10
Segment net income (loss)	$22	$66	$30	$38	$16

Identifiable segment assets (period end)	$2,876	$3,164	$3,160	$3,297	$3,090

	Quarter Ended
Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012

Net interest income (expense)	$38	$40	$34	$33	$33
Net intersegment interest income (expense)	73	74	80	86	86
Segment net interest income	111	114	114	119	119

Allocated provision for loan and lease losses	(2)	14	9	(8)	13
Noninterest income	179	183	176	197	184
Intersegment net referral fees (expense)	8	11	8	10	7
Noninterest expense	150	155	152	163	153
Amortization of intangibles	1	―	1	1	―
Allocated corporate expenses	25	26	24	22	26

Income (loss) before income taxes	124	113	112	148	118
Provision (benefit) for income taxes	47	42	42	56	45
Segment net income (loss)	$77	$71	$70	$92	$73

Identifiable segment assets (period end)	$11,487	$10,425	$10,213	$9,283	$9,088

	Quarter Ended
Other, Treasury & Corporate (2)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012

Net interest income (expense)	$160	$160	$185	$217	$243
Net intersegment interest income (expense)	(79)	(99)	(107)	(124)	(128)
Segment net interest income	81	61	78	93	115

Allocated provision for loan and lease losses	29	(54)	46	(17)	11
Noninterest income	(99)	(72)	(36)	(113)	(85)
Intersegment net referral fees (expense)	(44)	(56)	(57)	(64)	(56)
Noninterest expense	409	393	359	365	444
Amortization of intangibles	―	―	―	―	3
Allocated corporate expenses	(346)	(347)	(344)	(345)	(344)

Income (loss) before income taxes	(154)	(59)	(76)	(87)	(140)
Provision (benefit) for income taxes	119	(84)	193	(97)	(115)
Segment net income (loss)	$(273)	$25	$(269)	$10	$(25)

Identifiable segment assets (period end)	$45,371	$47,723	$47,517	$49,909	$50,968

	Quarter Ended
Total BB&T Corporation	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012

Net interest income (expense)	$1,417	$1,415	$1,422	$1,476	$1,483
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,417	1,415	1,422	1,476	1,483

Allocated provision for loan and lease losses	92	168	272	252	244
Noninterest income	905	1,046	1,001	1,020	963
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,445	1,469	1,387	1,460	1,498
Amortization of intangibles	26	27	27	28	31
Allocated corporate expenses	―	―	―	―	―

Income (loss) before income taxes	759	797	737	756	673
Provision (benefit) for income taxes	450	221	481	207	177
Segment net income (loss)	$309	$576	$256	$549	$496

Identifiable segment assets (period end)	$181,050	$182,735	$180,837	$183,872	$182,021
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

8

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of September 30		Change
	2013	2012	$	%
Assets
Cash and due from banks	$1,811	$1,560	$251	16.1%
Interest-bearing deposits with banks	498	849	(351)	(41.3)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	160	162	(2)	(1.2)
Restricted cash	516	935	(419)	(44.8)
Trading securities at fair value	521	572	(51)	(8.9)
Securities available for sale at fair value (1)	22,865	24,098	(1,233)	(5.1)
Securities held to maturity	13,529	13,140	389	3.0
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,256	38,012	244	0.6
Commercial real estate—other	11,331	10,913	418	3.8
Commercial real estate—residential ADC (2)	982	1,454	(472)	(32.5)
Direct retail lending	16,128	15,710	418	2.7
Sales finance loans	9,132	7,723	1,409	18.2
Revolving credit loans	2,333	2,291	42	1.8
Residential mortgage loans	24,037	24,293	(256)	(1.1)
Other lending subsidiaries	11,102	10,056	1,046	10.4
Total loans and leases held for investment (excluding covered loans)	113,301	110,452	2,849	2.6
Covered loans	2,324	3,688	(1,364)	(37.0)
Total loans and leases held for investment	115,625	114,140	1,485	1.3
Loans held for sale	2,957	3,467	(510)	(14.7)
Total loans and leases	118,582	117,607	975	0.8
Allowance for loan and lease losses	(1,838)	(2,051)	213	(10.4)
FDIC loss share receivable	245	656	(411)	(62.7)
Premises and equipment	1,876	1,940	(64)	(3.3)
Goodwill	6,823	6,718	105	1.6
Core deposit and other intangible assets	595	718	(123)	(17.1)
Residential mortgage servicing rights at fair value	956	563	393	69.8
Other assets (3)	13,911	14,554	(643)	(4.4)
Total assets	$181,050	$182,021	$(971)	(0.5)%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$34,486	$30,810	$3,676	11.9%
Interest checking	18,837	20,182	(1,345)	(6.7)
Money market and savings	49,000	48,099	901	1.9
Certificates and other time deposits	25,161	30,927	(5,766)	(18.6)
Total deposits	127,484	130,018	(2,534)	(1.9)
Fed funds purchased, repos and other borrowings	4,813	3,093	1,720	55.6
Long-term debt	20,402	19,221	1,181	6.1
Other liabilities	6,257	9,157	(2,900)	(31.7)
Total liabilities	158,956	161,489	(2,533)	(1.6)
Shareholders' equity:
Preferred stock	2,603	1,679	924	55.0
Common stock	3,525	3,498	27	0.8
Additional paid-in capital	6,112	5,950	162	2.7
Retained earnings	10,669	9,761	908	9.3
Accumulated other comprehensive loss	(860)	(409)	(451)	110.3
Noncontrolling interests	45	53	(8)	(15.1)
Total shareholders' equity	22,094	20,532	1,562	7.6
Total liabilities and shareholders' equity	$181,050	$182,021	$(971)	(0.5)%
(1)	Includes covered securities of $1.4 billion and $1.6 billion at September 30, 2013 and 2012, respectively.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $186 million and $327 million of covered foreclosed property and covered other assets at September 30, 2013 and 2012, respectively.
NM - not meaningful.

9

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012
Assets
Cash and due from banks	$1,811	$1,444	$1,322	$1,975	$1,560
Interest-bearing deposits with banks	498	740	944	942	849
Federal funds sold and securities purchased under
resale agreements or similar arrangements	160	195	302	122	162
Restricted cash	516	585	646	750	935
Trading securities at fair value	521	537	627	497	572
Securities available for sale at fair value (1)	22,865	24,477	24,170	25,137	24,098
Securities held to maturity	13,529	13,751	13,119	13,594	13,140
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,256	38,701	38,429	38,295	38,012
Commercial real estate—other	11,331	11,440	11,425	11,461	10,913
Commercial real estate—residential ADC	982	1,058	1,175	1,261	1,454
Direct retail lending	16,128	16,069	15,767	15,817	15,710
Sales finance loans	9,132	8,821	8,114	7,736	7,723
Revolving credit loans	2,333	2,325	2,284	2,330	2,291
Residential mortgage loans	24,037	23,795	23,954	24,272	24,293
Other lending subsidiaries	11,102	10,836	10,043	10,137	10,056
Total loans and leases held for investment (excluding covered loans)	113,301	113,045	111,191	111,309	110,452
Covered loans	2,324	2,749	3,005	3,294	3,688
Total loans and leases held for investment	115,625	115,794	114,196	114,603	114,140
Loans held for sale	2,957	2,488	3,432	3,761	3,467
Total loans and leases	118,582	118,282	117,628	118,364	117,607
Allowance for loan and lease losses	(1,838)	(1,901)	(1,975)	(2,018)	(2,051)
FDIC loss share receivable	245	299	368	479	656
Premises and equipment	1,876	1,893	1,880	1,888	1,940
Goodwill	6,823	6,824	6,823	6,804	6,718
Core deposit and other intangible assets	595	620	647	673	718
Residential mortgage servicing rights at fair value	956	892	735	627	563
Other assets (2)	13,911	14,097	13,601	14,038	14,554
Total assets	$181,050	$182,735	$180,837	$183,872	$182,021
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$34,486	$33,760	$33,236	$32,452	$30,810
Interest checking	18,837	19,053	20,175	21,091	20,182
Money market and savings	49,000	48,529	49,088	47,908	48,099
Certificates and other time deposits	25,161	29,737	28,853	31,624	30,927
Total deposits	127,484	131,079	131,352	133,075	130,018
Fed funds purchased, repos and other borrowings	4,813	3,192	3,239	2,864	3,093
Long-term debt	20,402	19,362	18,316	19,114	19,221
Other liabilities	6,257	7,106	6,701	7,596	9,157
Total liabilities	158,956	160,739	159,608	162,649	161,489
Shareholders' equity:
Preferred stock	2,603	2,603	2,116	2,116	1,679
Common stock	3,525	3,515	3,507	3,499	3,498
Additional paid-in capital	6,112	6,042	5,975	5,973	5,950
Retained earnings	10,669	10,564	10,178	10,129	9,761
Accumulated other comprehensive loss	(860)	(784)	(612)	(559)	(409)
Noncontrolling interests	45	56	65	65	53
Total shareholders' equity	22,094	21,996	21,229	21,223	20,532
Total liabilities and shareholders' equity	$181,050	$182,735	$180,837	$183,872	$182,021
(1)	Includes covered securities of $1.4 billion, $1.5 billion, $1.6 billion, $1.6 billion and $1.6 billion at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(2)	Includes $186 million, $221 million, $273 million, $297 million and $327 million of covered foreclosed property and covered other assets at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

10

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
	2013	2012	$	%	2013	2012	$	%
Assets
Securities, at amortized cost (1):
U.S. government-sponsored entities (GSE)	$5,876	$1,078	$4,798	NM %	$5,215	$984	$4,231	NM %
Mortgage-backed securities issued by GSE	27,050	30,338	(3,288)	(10.8)	27,792	31,415	(3,623)	(11.5)
States and political subdivisions	1,835	1,848	(13)	(0.7)	1,836	1,854	(18)	(1.0)
Non-agency mortgage-backed securities	277	325	(48)	(14.8)	288	358	(70)	(19.6)
Other securities	463	500	(37)	(7.4)	469	510	(41)	(8.0)
Covered securities	1,046	1,171	(125)	(10.7)	1,088	1,196	(108)	(9.0)
Total securities	36,547	35,260	1,287	3.7	36,688	36,317	371	1.0
Other earning assets	2,173	3,049	(876)	(28.7)	2,543	3,352	(809)	(24.1)
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,446	37,516	930	2.5	38,243	36,613	1,630	4.5
Commercial real estate—other	11,344	10,823	521	4.8	11,392	10,694	698	6.5
Commercial real estate—residential ADC	1,022	1,534	(512)	(33.4)	1,126	1,755	(629)	(35.8)
Direct retail lending	16,112	15,520	592	3.8	15,936	15,103	833	5.5
Sales finance loans	8,992	7,789	1,203	15.4	8,454	7,665	789	10.3
Revolving credit loans	2,308	2,234	74	3.3	2,285	2,196	89	4.1
Residential mortgage loans	23,403	23,481	(78)	(0.3)	23,470	22,221	1,249	5.6
Other lending subsidiaries	11,018	9,998	1,020	10.2	10,475	9,348	1,127	12.1
Total loans and leases held for investment
(excluding covered loans)	112,645	108,895	3,750	3.4	111,381	105,595	5,786	5.5
Covered loans	2,502	3,826	(1,324)	(34.6)	2,829	4,235	(1,406)	(33.2)
Total loans and leases held for investment	115,147	112,721	2,426	2.2	114,210	109,830	4,380	4.0
Loans held for sale	3,118	2,888	230	8.0	3,494	2,772	722	26.0
Total loans and leases	118,265	115,609	2,656	2.3	117,704	112,602	5,102	4.5
Total earning assets	156,985	153,918	3,067	2.0	156,935	152,271	4,664	3.1
Nonearning assets	23,378	25,388	(2,010)	(7.9)	24,247	24,454	(207)	(0.8)
Total assets	$180,363	$179,306	$1,057	0.6%	$181,182	$176,725	$4,457	2.5%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$34,244	$29,990	$4,254	14.2%	$33,456	$27,943	$5,513	19.7%
Interest checking	18,826	20,157	(1,331)	(6.6)	19,419	19,928	(509)	(2.6)
Money market and savings	48,676	47,500	1,176	2.5	48,417	46,578	1,839	3.9
Certificates and other time deposits	25,562	30,727	(5,165)	(16.8)	27,497	31,620	(4,123)	(13.0)
Foreign office deposits - interest-bearing	640	321	319	99.4	658	156	502	NM
Total deposits	127,948	128,695	(747)	(0.6)	129,447	126,225	3,222	2.6
Fed funds purchased, repos and other borrowings	4,637	3,478	1,159	33.3	4,659	3,431	1,228	35.8
Long-term debt	19,447	19,682	(235)	(1.2)	18,811	21,310	(2,499)	(11.7)
Other liabilities	6,192	7,326	(1,134)	(15.5)	6,514	6,857	(343)	(5.0)
Total liabilities	158,224	159,181	(957)	(0.6)	159,431	157,823	1,608	1.0
Shareholders' equity	22,139	20,125	2,014	10.0	21,751	18,902	2,849	15.1
Total liabilities and shareholders' equity	$180,363	$179,306	$1,057	0.6%	$181,182	$176,725	$4,457	2.5%
Average balances exclude basis adjustments for fair value hedges.
(1)	Includes securities available for sale and securities held to maturity.
NM - not meaningful.

11

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

Quarter Ended
Sept. 30	June 30	March 31	Dec. 31	Sept. 30
2013	2013	2013	2012	2012
Assets
Securities, at amortized cost (1):
U.S. government-sponsored entities (GSE)	$5,876	$5,232	$4,522	$3,436	$1,078
Mortgage-backed securities issued by GSE	27,050	27,803	28,540	29,162	30,338
States and political subdivisions	1,835	1,836	1,837	1,841	1,848
Non-agency mortgage-backed securities	277	289	300	312	325
Other securities	463	466	477	487	500
Covered securities	1,046	1,093	1,125	1,145	1,171
Total securities	36,547	36,719	36,801	36,383	35,260
Other earning assets	2,173	2,626	2,838	3,377	3,049
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,446	38,359	37,916	38,022	37,516
Commercial real estate—other	11,344	11,411	11,422	11,032	10,823
Commercial real estate—residential ADC	1,022	1,121	1,238	1,398	1,534
Direct retail lending	16,112	15,936	15,757	15,767	15,520
Sales finance loans	8,992	8,520	7,838	7,724	7,789
Revolving credit loans	2,308	2,268	2,279	2,280	2,234
Residential mortgage loans	23,403	23,391	23,618	23,820	23,481
Other lending subsidiaries	11,018	10,407	9,988	10,051	9,998
Total loans and leases held for investment (excluding covered loans)	112,645	111,413	110,056	110,094	108,895
Covered loans	2,502	2,858	3,133	3,477	3,826
Total loans and leases held for investment	115,147	114,271	113,189	113,571	112,721
Loans held for sale	3,118	3,581	3,792	3,532	2,888
Total loans and leases	118,265	117,852	116,981	117,103	115,609
Total earning assets	156,985	157,197	156,620	156,863	153,918
Nonearning assets	23,378	24,637	24,738	25,341	25,388
Total assets	$180,363	$181,834	$181,358	$182,204	$179,306
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$34,244	$33,586	$32,518	$31,849	$29,990
Interest checking	18,826	19,276	20,169	19,837	20,157
Money market and savings	48,676	48,140	48,431	47,965	47,500
Certificates and other time deposits	25,562	28,034	28,934	31,724	30,727
Foreign office deposits - interest-bearing	640	947	385	387	321
Total deposits	127,948	129,983	130,437	131,762	128,695
Fed funds purchased, repos and other borrowings	4,637	5,118	4,217	3,340	3,478
Long-term debt	19,447	18,287	18,690	18,689	19,682
Other liabilities	6,192	6,657	6,699	7,225	7,326
Total liabilities	158,224	160,045	160,043	161,016	159,181
Shareholders' equity	22,139	21,789	21,315	21,188	20,125
Total liabilities and shareholders' equity	$180,363	$181,834	$181,358	$182,204	$179,306
Average balances exclude basis adjustments for fair value hedges.
(1)	Includes securities available for sale and securities held to maturity.

12

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	September 30, 2013			June 30, 2013
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. government-sponsored entities (GSE)	$5,876	$28	1.90%	$5,232	$25	1.89%
Mortgage-backed securities issued by GSE	27,050	135	2.01	27,803	138	1.97
States and political subdivisions	1,835	27	5.79	1,836	26	5.81
Non-agency mortgage-backed securities	277	4	5.75	289	4	5.57
Other securities	463	2	1.44	466	1	1.51
Covered securities	1,046	38	14.37	1,093	34	12.48
Total securities	36,547	234	2.56	36,719	228	2.49
Other earning assets	2,173	8	1.49	2,626	9	1.40
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,446	346	3.58	38,359	351	3.67
Commercial real estate—other	11,344	105	3.66	11,411	106	3.71
Commercial real estate—residential ADC	1,022	11	4.44	1,121	12	4.30
Direct retail lending	16,112	188	4.67	15,936	186	4.67
Sales finance loans	8,992	69	3.06	8,520	69	3.25
Revolving credit loans	2,308	50	8.60	2,268	48	8.48
Residential mortgage loans	23,403	249	4.24	23,391	246	4.21
Other lending subsidiaries	11,018	280	10.09	10,407	274	10.54
Total loans and leases held for investment
(excluding covered loans)	112,645	1,298	4.59	111,413	1,292	4.64
Covered loans	2,502	106	16.78	2,858	121	16.95
Total loans and leases held for investment	115,147	1,404	4.85	114,271	1,413	4.95
Loans held for sale	3,118	30	3.73	3,581	30	3.42
Total loans and leases	118,265	1,434	4.82	117,852	1,443	4.90
Total earning assets	156,985	1,676	4.25	157,197	1,680	4.28
Nonearning assets	23,378			24,637
Total assets	$180,363			$181,834

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,826	4	0.07	$19,276	3	0.08
Money market and savings	48,676	15	0.12	48,140	15	0.13
Certificates and other time deposits	25,562	53	0.83	28,034	60	0.84
Foreign office deposits - interest-bearing	640	―	0.06	947	―	0.09
Total interest-bearing deposits	93,704	72	0.31	96,397	78	0.32
Fed funds purchased, repos and other borrowings	4,637	2	0.13	5,118	2	0.18
Long-term debt	19,447	148	3.05	18,287	148	3.23
Total interest-bearing liabilities	117,788	222	0.75	119,802	228	0.76
Noninterest-bearing deposits	34,244			33,586
Other liabilities	6,192			6,657
Shareholders' equity	22,139			21,789
Total liabilities and shareholders' equity	$180,363			$181,834

Average interest-rate spread			3.50			3.52

Net interest income/ net interest margin		$1,454	3.68%		$1,452	3.70%

Taxable-equivalent adjustment		$37			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Includes securities available for sale and securities held to maturity.

13

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	March 31, 2013			December 31, 2012			September 30, 2012
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. government-sponsored entities (GSE)	$4,522	$21	1.87%	$3,436	$15	1.79%	$1,078	$4	1.42%
Mortgage-backed securities issued by GSE	28,540	137	1.92	29,162	139	1.90	30,338	151	2.00
States and political subdivisions	1,837	27	5.80	1,841	27	5.82	1,848	27	5.83
Non-agency mortgage-backed securities	300	4	5.58	312	4	5.67	325	5	5.55
Other securities	477	2	1.41	487	2	1.59	500	2	1.65
Covered securities	1,125	37	13.18	1,145	48	16.53	1,171	44	15.12
Total securities	36,801	228	2.48	36,383	235	2.58	35,260	233	2.64
Other earning assets	2,838	12	1.64	3,377	10	1.16	3,049	8	1.07
Loans and leases:
Commercial loans and leases:
Commercial and industrial	37,916	353	3.76	38,022	369	3.87	37,516	367	3.89
Commercial real estate—other	11,422	107	3.81	11,032	106	3.82	10,823	104	3.83
Commercial real estate—residential ADC	1,238	13	4.15	1,398	15	4.14	1,534	14	3.78
Direct retail lending	15,757	184	4.73	15,767	191	4.80	15,520	187	4.81
Sales finance loans	7,838	68	3.52	7,724	73	3.72	7,789	75	3.85
Revolving credit loans	2,279	48	8.51	2,280	48	8.40	2,234	47	8.39
Residential mortgage loans	23,618	251	4.26	23,820	251	4.23	23,481	252	4.28
Other lending subsidiaries	9,988	267	10.84	10,051	271	10.73	9,998	271	10.80
Total loans and leases held for investment
(excluding covered loans)	110,056	1,291	4.74	110,094	1,324	4.79	108,895	1,317	4.82
Covered loans	3,133	135	17.49	3,477	166	18.98	3,826	175	18.21
Total loans and leases held for investment	113,189	1,426	5.09	113,571	1,490	5.22	112,721	1,492	5.27
Loans held for sale	3,792	31	3.28	3,532	28	3.27	2,888	25	3.35
Total loans and leases	116,981	1,457	5.03	117,103	1,518	5.16	115,609	1,517	5.23
Total earning assets	156,620	1,697	4.37	156,863	1,763	4.48	153,918	1,758	4.55
Nonearning assets	24,738			25,341			25,388
Total assets	$181,358			$182,204			$179,306

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$20,169	5	0.09	$19,837	6	0.12	$20,157	7	0.12
Money market and savings	48,431	18	0.15	47,965	19	0.15	47,500	22	0.19
Certificates and other time deposits	28,934	63	0.89	31,724	71	0.90	30,727	76	0.99
Foreign office deposits - interest-bearing	385	―	0.12	387	―	0.13	321	―	0.12
Total interest-bearing deposits	97,919	86	0.36	99,913	96	0.38	98,705	105	0.42
Fed funds purchased, repos and other borrowings	4,217	2	0.18	3,340	2	0.27	3,478	3	0.25
Long-term debt	18,690	150	3.23	18,689	152	3.24	19,682	130	2.64
Total interest-bearing liabilities	120,826	238	0.79	121,942	250	0.82	121,865	238	0.78
Noninterest-bearing deposits	32,518			31,849			29,990
Other liabilities	6,699			7,225			7,326
Shareholders' equity	21,315			21,188			20,125
Total liabilities and shareholders' equity	$181,358			$182,204			$179,306

Average interest-rate spread			3.58			3.66			3.77

Net interest income/ net interest margin		$1,459	3.76%		$1,513	3.84%		$1,520	3.94%

Taxable-equivalent adjustment		$37			$37			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Includes securities available for sale and securities held to maturity.

14

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	September 30, 2013			September 30, 2012
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. government-sponsored entities (GSE)	$5,215	$74	1.89%	$984	$10	1.49%
Mortgage-backed securities issued by GSE	27,792	410	1.97	31,415	485	2.06
States and political subdivisions	1,836	80	5.80	1,854	81	5.84
Non-agency mortgage-backed securities	288	12	5.63	358	16	5.78
Other securities	469	5	1.46	510	7	1.67
Covered securities	1,088	109	13.33	1,196	124	13.89
Total securities	36,688	690	2.51	36,317	723	2.66
Other earning assets	2,543	29	1.52	3,352	21	0.83
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,243	1,050	3.67	36,613	1,095	3.99
Commercial real estate—other	11,392	318	3.73	10,694	305	3.81
Commercial real estate—residential ADC	1,126	36	4.29	1,755	48	3.67
Direct retail lending	15,936	558	4.69	15,103	553	4.89
Sales finance loans	8,454	206	3.26	7,665	232	4.05
Revolving credit loans	2,285	146	8.53	2,196	138	8.42
Residential mortgage loans	23,470	746	4.24	22,221	738	4.42
Other lending subsidiaries	10,475	821	10.47	9,348	780	11.15
Total loans and leases held for investment
(excluding covered loans)	111,381	3,881	4.66	105,595	3,889	4.92
Covered loans	2,829	362	17.10	4,235	599	18.89
Total loans and leases held for investment	114,210	4,243	4.96	109,830	4,488	5.46
Loans held for sale	3,494	91	3.46	2,772	73	3.49
Total loans and leases	117,704	4,334	4.92	112,602	4,561	5.41
Total earning assets	156,935	5,053	4.30	152,271	5,305	4.65
Nonearning assets	24,247			24,454
Total assets	$181,182			$176,725

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$19,419	12	0.08	$19,928	19	0.13
Money market and savings	48,417	48	0.13	46,578	66	0.19
Certificates and other time deposits	27,497	176	0.86	31,620	248	1.05
Foreign office deposits - interest-bearing	658	―	0.09	156	―	0.10
Total interest-bearing deposits	95,991	236	0.33	98,282	333	0.45
Fed funds purchased, repos and other borrowings	4,659	6	0.16	3,431	7	0.26
Long-term debt	18,811	446	3.17	21,310	472	2.95
Total interest-bearing liabilities	119,461	688	0.77	123,023	812	0.88
Noninterest-bearing deposits	33,456			27,943
Other liabilities	6,514			6,857
Shareholders' equity	21,751			18,902
Total liabilities and shareholders' equity	$181,182			$176,725

Average interest-rate spread			3.53			3.77

Net interest income/ net interest margin		$4,365	3.71%		$4,493	3.94%

Taxable-equivalent adjustment		$111			$112
Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Includes securities available for sale and securities held to maturity.

15

BB&T Corporation
Credit Quality
(Dollars in millions)

		As of
		Sept. 30	June 30	March 31	Dec. 31	Sept. 30
		2013	2013	2013	2012	2012
Nonperforming assets (1)
	Nonaccrual loans and leases:
	Commercial loans and leases:
	Commercial and industrial	$415	$457	$533	$546	$597
	Commercial real estate—other	151	181	188	212	259
	Commercial real estate—residential ADC	42	65	94	128	204
	Direct retail lending	110	119	127	132	134
	Sales finance loans	5	5	6	7	7
	Residential mortgage loans	238	254	255	269	266
	Other lending subsidiaries	69	68	80	86	73
	Total nonaccrual loans and leases held for investment	1,030	1,149	1,283	1,380	1,540
	Foreclosed real estate (2)	85	89	88	107	139
	Other foreclosed property	47	38	42	49	39
	Total nonperforming assets (excluding covered assets) (2)	$1,162	$1,276	$1,413	$1,536	$1,718
Performing troubled debt restructurings (TDRs) (3)
	Commercial loans and leases:
	Commercial and industrial	$74	$59	$54	$77	$66
	Commercial real estate—other	69	61	67	67	75
	Commercial real estate—residential ADC	25	26	24	21	25
	Direct retail lending	185	188	193	197	120
	Sales finance loans	18	17	19	19	7
	Revolving credit loans	51	53	55	56	58
	Residential mortgage loans (4)	720	726	715	769	646
	Other lending subsidiaries	200	183	162	121	77
	Total performing TDRs (4)(5)	$1,342	$1,313	$1,289	$1,327	$1,074
Loans 90 days or more past due and still accruing
	Commercial loans and leases:
	Commercial and industrial	$ ―	$3	$ ―	$1	$1
	Direct retail lending	34	30	34	38	41
	Sales finance loans	5	5	7	10	11
	Revolving credit loans	11	13	14	16	14
	Residential mortgage loans (6)(7)	68	68	77	92	80
	Other lending subsidiaries	4	4	6	10	5
	Total loans 90 days past due and still accruing (excluding covered loans) (6)(7)(8)	$122	$123	$138	$167	$152
Loans 30-89 days past due
	Commercial loans and leases:
	Commercial and industrial	$27	$32	$34	$42	$41
	Commercial real estate—other	13	10	10	12	9
	Commercial real estate—residential ADC	2	2	2	2	8
	Direct retail lending	121	123	136	145	136
	Sales finance loans	46	47	42	56	53
	Revolving credit loans	22	20	20	23	21
	Residential mortgage loans (9)(10)	424	465	529	498	501
	Other lending subsidiaries	268	241	183	290	259
	Total loans 30-89 days past due (excluding covered loans) (9)(10)(11)	$923	$940	$956	$1,068	$1,028
(1)	Covered loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes covered foreclosed real estate totaling $148 million, $181 million, $232 million, $254 million and $289 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(3)	Excludes TDRs that are nonperforming totaling $191 million, $211 million, $222 million, $231 million, and $225 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes mortgage TDRs that are government guaranteed totaling $383 million, $367 million, $338 million, $315 million and $275 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively. Includes mortgage TDRs held for sale.
(5)	During the fourth quarter of 2012, $226 million of performing loans were classified as TDRs in connection with recent regulatory guidance related to loans discharged in bankruptcy not reaffirmed by the borrower.
(6)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $268 million, $246 million, $251 million, $254 million and $233 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively. Includes past due mortgage loans held for sale.
(7)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $497 million, $492 million, $514 million, $517 million and $499 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(8)	Excludes covered loans past due 90 days or more totaling $364 million, $401 million, $371 million, $442 million and $476 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(9)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $107 million, $103 million, $95 million, $96 million and $95 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively. Includes past due mortgage loans held for sale.
(10)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $5 million, $5 million, $5 million, $5 million and $6 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(11)	Excludes covered loans past due 30-89 days totaling $104 million, $102 million, $120 million, $135 million and $173 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

16

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012
Allowance for credit losses
Beginning balance	$1,982	$2,031	$2,048	$2,096	$2,157
Provision for credit losses (excluding covered loans)	90	179	247	256	244
Provision for covered loans	2	(11)	25	(4)	―
Charge-offs:
Commercial loans and leases:
Commercial and industrial	(42)	(70)	(91)	(98)	(84)
Commercial real estate—other	(11)	(30)	(36)	(41)	(40)
Commercial real estate—residential ADC	(6)	(19)	(20)	(27)	(35)
Direct retail lending	(35)	(42)	(42)	(54)	(57)
Sales finance loans	(5)	(5)	(6)	(7)	(5)
Revolving credit loans	(22)	(20)	(21)	(19)	(20)
Residential mortgage loans	(15)	(16)	(33)	(29)	(35)
Other lending subsidiaries	(66)	(61)	(68)	(60)	(58)
Covered loans	(2)	(2)	(14)	(5)	(2)
Total charge-offs	(204)	(265)	(331)	(340)	(336)
Recoveries:
Commercial loans and leases:
Commercial and industrial	17	10	7	5	4
Commercial real estate—other	10	7	4	4	3
Commercial real estate—residential ADC	8	3	6	8	2
Direct retail lending	11	10	8	9	9
Sales finance loans	3	2	2	3	2
Revolving credit loans	3	5	5	4	5
Residential mortgage loans	―	1	1	1	―
Other lending subsidiaries	8	10	9	6	6
Total recoveries	60	48	42	40	31
Net charge-offs	(144)	(217)	(289)	(300)	(305)
Ending balance	$1,930	$1,982	$2,031	$2,048	$2,096
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,712	$1,775	$1,836	$1,890	$1,914
Allowance for covered loans	126	126	139	128	137
Reserve for unfunded lending commitments	92	81	56	30	45
Total	$1,930	$1,982	$2,031	$2,048	$2,096

				As of/For the
				Nine Months Ended
				September 30
				2013	2012
Allowance for credit losses
Beginning balance				$2,048	$2,285
Provision for credit losses (excluding covered loans)				516	788
Provision for covered loans				16	17
Charge-offs
Commercial loans and leases
Commercial and industrial				(203)	(239)
Commercial real estate—other				(77)	(164)
Commercial real estate—residential ADC				(45)	(163)
Direct retail lending				(119)	(170)
Sales finance loans				(16)	(19)
Revolving credit loans				(63)	(62)
Residential mortgage loans (1)				(64)	(107)
Other lending subsidiaries				(195)	(165)
Covered loans				(18)	(29)
Total charge-offs				(800)	(1,118)
Recoveries
Commercial loans and leases
Commercial and industrial				34	12
Commercial real estate—other				21	9
Commercial real estate—residential ADC				17	33
Direct retail lending				29	27
Sales finance loans				7	7
Revolving credit loans				13	14
Residential mortgage loans				2	2
Other lending subsidiaries				27	20
Total recoveries				150	124
Net charge-offs				(650)	(994)
Ending balance				$1,930	$2,096

17

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2013		2013		2013		2012		2012
Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.87%		0.88%		0.91%		1.02%		1.02%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.41		0.44		0.43		0.52		0.53
Nonperforming loans and leases as a
percentage of total loans and leases	0.87		0.97		1.09		1.17		1.31
Nonperforming assets as a percentage of:
Total assets	0.72		0.80		0.91		0.97		1.10
Loans and leases plus foreclosed property	1.10		1.23		1.39		1.51		1.70
Net charge-offs as a percentage of average loans and leases	0.48		0.74		1.00		1.02		1.05
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.59		1.64		1.73		1.76		1.80
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.22	X	2.18	X	1.69	X	1.69	X	1.69	X
Nonperforming loans and leases held for investment	1.78		1.66		1.54		1.46		1.33
Asset Quality Ratios (excluding covered assets) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.79%		0.81%		0.83%		0.93%		0.90%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.10		0.11		0.12		0.15		0.13
Nonperforming loans and leases as a
percentage of total loans and leases	0.89		0.99		1.12		1.20		1.35
Nonperforming assets as a percentage of:
Total assets	0.65		0.71		0.80		0.85		0.97
Loans and leases plus foreclosed property	1.00		1.10		1.23		1.33		1.51
Net charge-offs as a percentage of average loans and leases	0.49		0.75		0.98		1.04		1.08
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.51		1.57		1.65		1.70		1.73
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.03	X	2.07	X	1.65	X	1.60	X	1.59	X
Nonperforming loans and leases held for investment	1.66		1.55		1.43		1.37		1.24

							As of/For the
							Nine Months Ended
							September 30
							2013		2012
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							0.74%		1.18%
Ratio of allowance for loan and lease losses to net charge-offs							2.12	X	1.54	X
Excluding covered loans: (3)
Net charge-offs as a percentage of average loans and leases							0.73%		1.19%
Ratio of allowance for loan and lease losses to net charge-offs							2.03	X	1.49	X
Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.

18

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

		As of September 30, 2013
				Past Due 30-89		Past Due 90+
		Current Status		Days		Days		Total
Performing TDRs: (1)
	Commercial loans:
	Commercial and industrial	$74	100.0%	$ ―	― % $	―	―	% $74
	Commercial real estate—other	69	100.0	―	―	―	―	69
	Commercial real estate—residential ADC	25	100.0	―	―	―	―	25
	Direct retail lending	173	93.5	10	5.4	2	1.1	185
	Sales finance loans	17	94.4	1	5.6	―	―	18
	Revolving credit loans	41	80.4	6	11.8	4	7.8	51
	Residential mortgage loans (2)	613	85.1	89	12.4	18	2.5	720
	Other lending subsidiaries	167	83.5	33	16.5	―	―	200
	Total performing TDRs	1,179	87.8	139	10.4	24	1.8	1,342
Nonperforming TDRs (3)		60	31.4	22	11.5	109	57.1	191
	Total TDRs (2)	$1,239	80.8%	$161	10.5%	$133	8.7%	$1,533

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31		Sept. 30
			2013	2013	2013	2012		2012
Net charge-offs as a percentage of average loans and leases:
		Commercial loans and leases:
		Commercial and industrial	0.26%	0.63%	0.89%	0.97%		0.85%
		Commercial real estate—other	0.07	0.78	1.16	1.37		1.37
		Commercial real estate—residential ADC	(0.72)	5.66	4.40	5.36		8.40
		Direct retail lending	0.61	0.79	0.87	1.13		1.24
		Sales finance loans	0.15	0.10	0.20	0.20		0.16
		Revolving credit loans	3.05	2.64	2.93	2.65		2.63
		Residential mortgage loans	0.24	0.27	0.55	0.47		0.59
		Other lending subsidiaries	2.05	1.98	2.42	2.16		2.04
		Covered loans	0.25	0.41	1.77	0.50		0.28
		Total loans and leases (4)	0.48	0.74	1.00	1.02		1.05

		Total loans and leases, excluding covered loans (4)	0.49	0.75	0.98	1.04		1.08

						Year-to-date
						Sept. 30		Sept. 30
						2013		2012
Net charge-offs as a percentage of average loans and leases:
		Commercial loans and leases:
		Commercial and industrial				0.59%		0.83%
		Commercial real estate—other				0.66		1.95
		Commercial real estate—residential ADC				3.25		9.87
		Direct retail lending				0.75		1.26
		Sales finance loans				0.15		0.21
		Revolving credit loans				2.88		2.93
		Residential mortgage loans				0.35		0.63
		Other lending subsidiaries				2.14		2.07
		Covered loans				0.86		0.92
		Total loans and leases (4)				0.74		1.18

		Total loans and leases, excluding covered loans (4)				0.73		1.19
Applicable ratios are annualized.
(1)	Past due performing TDRs are included in past due disclosures.
(2)	Excludes mortgage TDRs that are government guaranteed totaling $383 million.
(3)	Nonperforming TDRs are included in nonaccrual loan disclosures.
(4)	Total loans and leases includes loans held for sale.

19

BB&T Corporation
Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012
Selected Capital Information (1)
Risk-based capital:
Tier 1	$15,606	$15,397	$14,432	$14,373	$13,593
Total	19,255	19,193	18,321	18,267	17,661
Risk-weighted assets (2)	138,287	138,265	135,914	136,367	135,401
Average quarterly tangible assets	173,788	174,865	174,214	175,015	172,100
Risk-based capital ratios:
Tier 1	11.3%	11.1%	10.6%	10.5%	10.0%
Total	13.9	13.9	13.5	13.4	13.0
Leverage capital ratio	9.0	8.8	8.3	8.2	7.9
Equity as a percentage of total assets	12.2	12.0	11.7	11.5	11.3
Book value per common share	$27.59	$27.51	$27.15	$27.21	$26.88

Selected non-GAAP Capital Information (1)(3)
Tangible common equity as a percentage of tangible assets (4)	6.9%	6.8%	6.7%	6.6%	6.5%
Tier 1 common equity as a percentage of risk-weighted assets	9.4	9.3	9.1	9.0	8.8

Tangible book value per common share (4)	$17.06	$16.92	$16.50	$16.53	$16.25

Calculations of tangible common equity, Tier 1 common equity, tangible assets and related measures: (1)(3)

Total shareholders' equity	$22,094	$21,996	$21,229	$21,223	$20,532
Less:
Preferred stock	2,603	2,603	2,116	2,116	1,679
Noncontrolling interests	45	56	65	65	53
Intangible assets	7,418	7,444	7,470	7,477	7,436
Tangible common equity	$12,028	$11,893	$11,578	$11,565	$11,364

Add:
Regulatory adjustments	975	901	738	692	545
Tier 1 common equity (Basel I)	$13,003	$12,794	$12,316	$12,257	$11,909

Total assets	$181,050	$182,735	$180,837	$183,872	$182,021
Less:
Intangible assets	7,418	7,444	7,470	7,477	7,436
Tangible assets (4)	$173,632	$175,291	$173,367	$176,395	$174,585

Total risk-weighted assets (2)	$138,287	$138,265	$135,914	$136,367	$135,401

Tangible common equity as a percentage of tangible assets	6.9%	6.8%	6.7%	6.6%	6.5%
Tier 1 common equity as a percentage of risk-weighted assets	9.4	9.3	9.1	9.0	8.8

Tangible common equity	$12,028	$11,893	$11,578	$11,565	$11,364

Outstanding shares at end of period (in thousands)	704,925	702,995	701,440	699,728	699,541

Tangible book value per common share (4)	$17.06	$16.92	$16.50	$16.53	$16.25
(1)	Regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity, Tier 1 common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
(4)	At September 30, 2013, the calculation of tangible book value per common share was revised to be based upon tangible common equity whereas this calculation was previously based upon Tier 1 common equity. In addition, the calculation of tangible assets was revised to no longer include deferred taxes on intangible assets. Previously presented information has been revised to conform to the current presentation.

20

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Third Quarter 2013
Income tax adjustment	Provision for income taxes			$ N/A	$(235)
Owned real estate and related adjustments	Other expense			(11)	(7)

Second Quarter 2013
None				N/A	N/A

First Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(281)

Fourth Quarter 2012
None				N/A	N/A

Third Quarter 2012
Mortgage repurchase expense adjustments (1)	Loan-related expense			(28)	(17)

Second Quarter 2012
Leveraged lease tax benefit	Provision for income taxes			N/A	12

First Quarter 2012
Tax related items, net (2)	Other income			(42)	(50)
Leveraged lease write-downs	Other expense			(15)	(10)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2013	2013	2013	2012	2012

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$22	$101	$56	$35	$(29)
MSRs hedge gains (losses)	(17)	(86)	(46)	(20)	49
Net	$5	$15	$10	$15	$20

Residential mortgage loan originations	$8,327	$9,260	$8,665	$8,570	$8,234

Residential mortgage servicing portfolio (3):
Loans serviced for others	84,025	80,846	76,830	73,769	72,343
Bank-owned loans serviced	26,782	26,211	26,962	27,593	27,289
Total servicing portfolio	110,807	107,057	103,792	101,362	99,632

Weighted-average coupon rate	4.24%	4.32%	4.45%	4.59%	4.71%
Weighted-average servicing fee	0.301	0.306	0.312	0.319	0.322

Selected Miscellaneous Information
Derivatives notional amount	$62,771	$64,111	$75,702	$72,796	$81,049
Fair value of derivatives	(160)	(21)	(85)	13	(47)
Accumulated comprehensive income related to securities,
net of tax (4)	(163)	(81)	255	329	357

Common stock prices:
High	36.59	34.37	31.78	33.89	34.37
Low	33.30	29.18	29.83	26.86	30.41
End of period	33.75	33.88	31.39	29.11	33.16

Banking offices	1,824	1,851	1,842	1,832	1,851
ATMs	2,941	2,885	2,851	2,826	2,750
FTEs	33,677	33,869	33,952	33,981	34,006
(1)	Related to better identification of unrecoverable costs associated with investor-owned loans.
(2)	Includes write-downs of investments in affordable housing and other tax adjustments.
(3)	Amounts reported are unpaid principal balance.
(4)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

21

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

		Quarter Ended
		Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Efficiency and Fee Income Ratios (1)		2013	2013	2013	2012	2012
Efficiency ratio - GAAP		62.4%	59.9%	57.5%	58.8%	61.6%
Effect of securities gains (losses), net		―	0.5	0.5	―	―
Effect of merger-related and restructuring charges, net		(0.2)	(1.1)	(0.2)	(0.5)	(1.7)
Effect of mortgage repurchase expense adjustments		―	―	―	―	(1.1)
Effect of FDIC loss share accounting		―	(0.2)	0.5	(0.1)	―
Effect of foreclosed property expense		(0.6)	(0.5)	(0.8)	(1.9)	(2.2)
Effect of owned real estate adjustments		(0.5)	―	―	―	―
Effect of amortization of intangibles		(1.0)	(1.0)	(1.1)	(1.0)	(1.4)
Efficiency ratio - reported		60.1	57.6	56.4	55.3	55.2
Fee income ratio - GAAP		38.4%	41.9%	40.7%	40.3%	38.8%
Effect of securities gains (losses), net		―	(0.5)	(0.5)	―	―
Effect of FDIC loss share accounting		3.2	3.2	2.7	3.8	3.6
Fee income ratio - reported		41.6	44.6	42.9	44.1	42.4

					Year-to-Date Sept. 30
					2013	2012
Efficiency ratio - GAAP					59.9%	59.5%
Effect of securities gains (losses), net					0.4	(0.1)
Effect of merger-related and restructuring charges, net					(0.5)	(0.8)
Effect of mortgage repurchase expense adjustments					―	(0.1)
Effect of FDIC loss share accounting					0.1	0.1
Effect of affordable housing investments write-down					―	(0.3)
Effect of foreclosed property expense					(0.6)	(3.0)
Effect of leveraged lease sale/write-downs					―	(0.2)
Effect of owned real estate adjustments					(0.1)	―
Effect of amortization of intangibles					(1.2)	(1.1)
Efficiency ratio - reported					58.0	54.0
Fee income ratio - GAAP					40.4%	38.4%
Effect of securities gains (losses), net					(0.4)	0.1
Effect of affordable housing investments write-down					―	0.3
Effect of FDIC loss share accounting					3.0	3.2
Fee income ratio - reported					43.0	42.0

		Quarter Ended
		Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Return on Average Tangible Common Shareholders' Equity (2)		2013	2013	2013	2012	2012
Net income available to common shareholders		$268	$547	$210	$506	$469
Plus: Amortization of intangibles, net of tax		16	17	17	17	19
Tangible net income available to common shareholders		$284	$564	$227	$523	$488

Average common shareholders' equity		$19,491	$19,293	$19,138	$19,160	$18,757
Less: Average intangible assets		7,431	7,456	7,464	7,463	7,341
Average tangible common shareholders' equity		$12,060	$11,837	$11,674	$11,697	$11,416
Return on average tangible common shareholders' equity		9.33%	19.12%	7.87%	17.80%	17.01%

Quarter Ended March 31, 2013				Quarter Ended September 30, 2013
Certain Performance Measures (1)	GAAP	Tax Adj.	Adjusted	GAAP	Tax Adj.	Adjusted
Net income available to common shareholders	$210	$281	$491	$268	$235	$503
Weighted average number of diluted common shares	711,020	―	711,020	716,101	―	716,101
Diluted EPS	$0.29		$0.69	$0.37		$0.70

Net income	$256	$281	$537	$309	$235	$544
Average assets	181,358	100	181,458	180,363	3	180,366
Return on average assets	0.57%		1.20%	0.68%		1.20%

Net income	$256	$281	$537	$309	$235	$544
Average risk-weighted assets	136,141	100	136,241	138,276	3	138,279
Return on average risk-weighted assets	0.76%		1.60%	0.89%		1.56%

Net income available to common shareholders	$210	$281	$491	$268	$235	$503
Average common shareholders' equity	19,138	100	19,238	19,491	3	19,494
Return on average common shareholders' equity	4.44%		10.34%	5.44%		10.22%

Tangible net income available to common shareholders	$227	$281	$508	$284	$235	$519
Average tangible common shareholders' equity	11,674	100	11,774	12,060	3	12,063
Return on average tangible common shareholders' equity	7.87%		17.48%	9.33%		17.05%

						Sept. 30
Basel III Common Equity Tier 1 Ratio (3)						2013
Tier 1 common equity under Basel 1						$13,003
Adjustments						64
Common equity Tier 1 under Basel III definition						$13,067
Estimated risk-weighted assets under Basel III definition						$144,575
Basel III common equity Tier 1 ratio						9.0%
(1)				BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)				BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.
(3)				Regulatory capital information is preliminary.

 22